UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2024

Sixth Street Lending Partners

(Exact name of registrant as specified in charter)

Delaware	814-01543	88-1710161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 McKinney Avenue, Suite 1500 Dallas, TX		75201
(Address of Principal Executive Offices)		(zip code)

Registrant’s telephone number, including area code: (469) 621-3001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement

Indenture and Supplemental Indenture

On September 16, 2024, Sixth Street Lending Partners (the “Company”) and U.S. Bank Trust Company, National Association (the “Trustee”), entered into a Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Indenture, dated as of March 11, 2024, between the Company and the Trustee (the “Base Indenture”; and together with the Third Supplemental Indenture, the “Indenture”), relating to the Company’s issuance, offer and sale of $600,000,000 aggregate principal amount of its 5.750% notes due 2030 (the “Notes”). The Notes were offered to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements. The transaction closed on September 16, 2024.

The Notes will mature on January 15, 2030, and may be redeemed in whole or in part at the Company’s option at any time at the redemption prices set forth in the Third Supplemental Indenture. The Notes bear interest at a rate of 5.750% per year payable semiannually on January 15 and July 15 of each year, commencing on January 15, 2025. The Notes are direct unsecured obligations of the Company.

The Company expects to use the net proceeds of this offering to pay down a portion of the outstanding indebtedness on its revolving credit facility and/or its subscription facility. The Indenture contains certain covenants including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act of 1940, as amended, or any successor provisions, but giving effect, in either case, to any exemptive relief granted to the Company by the Securities and Exchange Commission (the “SEC”), and to provide financial information to the holders of the Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.

In addition, upon the occurrence of a change of control repurchase event (which involves the occurrence of both a change of control and a below investment grade rating of the Notes by both Fitch Ratings, Inc. and Moody’s Investor Service), the Company will be required to make an offer to purchase the Notes at a price equal to 100% of the principal amount plus accrued and unpaid interest to the date of purchase.

The foregoing descriptions of the Base Indenture, Third Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Base Indenture, Third Supplemental Indenture and the Notes, respectively, each filed as an exhibit hereto and incorporated by reference herein.

Registration Rights Agreement

In connection with the offering of the Notes, the Company entered into a Registration Rights Agreement, dated as of September 16, 2024 (the “Registration Rights Agreement”), with BofA Securities, Inc., as representative of the several initial purchasers of the Notes. Pursuant to the Registration Rights Agreement, the Company is obligated to file with the SEC a registration statement relating to an offer to exchange the Notes for new notes issued by the Company that are registered under the Securities Act and otherwise have terms substantially identical to those of the Notes, and to use its commercially reasonable efforts to cause such registration statement to be declared effective by the SEC under the Securities Act. The Company has agreed to use its commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after such registration statement has been declared effective but in no event later than 365 days after the initial issuance of the Notes. If the Company is not able to effect the exchange offer, the Company will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective. If the Company fails to satisfy its registration obligations by certain dates specified in the Registration Rights Agreement, it will be required to pay additional interest to the holders of the Notes.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, filed as an exhibit hereto and incorporated by reference herein.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

4.1	Indenture, dated as of March 11, 2024, between Sixth Street Lending Partners and U.S. Bank Trust Company, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K, filed on March 11, 2024).

4.2	Third Supplemental Indenture, dated as of September 16, 2024, between Sixth Street Lending Partners and U.S. Bank Trust Company, National Association, as Trustee.

4.3	Form of 5.750% Note Due 2030 (included as part of Exhibit 4.2).

4.4	Registration Rights Agreement, dated as of September 16, 2024, relating to the Notes, by and among Sixth Street Lending Partners and BofA Securities, Inc. as representative of the initial purchasers.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIXTH STREET LENDING PARTNERS
(Registrant)

Date: September 20, 2024	By:	/s/ Ian Simmonds
Ian Simmonds
Chief Financial Officer